UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2013

INFINITY RESOURCES HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-152959	51-0665952
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1375 North Scottsdale Road, Suite 140 Scottsdale, Arizona	85257
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 889-2650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As more fully described in Item 2.03, on March 22, 2012, Earth911, Inc., a Delaware corporation and our wholly owned subsidiary (“Earth911”), entered into a Securities Purchase Agreement with Stockbridge Enterprises, L.P., a Nevada limited partnership (“Stockbridge”), pursuant to which Earth911 issued a convertible note and four warrants to Stockbridge. On each of October 10, 2012 and on March 29, 2013, the terms of the note and the warrants were amended and additional warrants were issued to Stockbridge. The disclosure provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03. Results of Operations and Financial Condition.

On March 22, 2012, Earth911 entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Stockbridge, pursuant to which Stockbridge purchased (i) a senior secured convertible note in the original principal amount of $1,000,000 (the “Convertible Note”), (ii) a warrant to acquire up to 1,000,000 shares of Earth911’s common stock (“Earth911 Common Stock”), exercisable effective as of the date of the Purchase Agreement (“Warrant 1-1”), (iii) a warrant to acquire up to 250,000 shares of Earth911 Common Stock, which was exercisable at the conclusion of 12 months after the issuance date of the warrant (“Warrant 1-2”), (iv) a warrant to acquire up to 250,000 shares of Earth911 Common Stock, which was exercisable at the conclusion of 15 months after the issuance date of the warrant (“Warrant 1-3”), and (v) a warrant to acquire up to 500,000 shares of Earth911 Common Stock, which was exercisable at the conclusion of 18 months after the issuance date of the warrant (“Warrant 1-4,” and together with Warrant 1-2 and Warrant 1-3, the “Contingent Warrants”). The dates on which the Contingent Warrants were exercisable were subsequently amended as described below. The Contingent Warrants are exercisable on their respective dates only in the event that all outstanding principal and accrued interest on the Convertible Note is not paid in full at such date. The Convertible Note and the warrants were issued without registration in reliance on the exemption provided by Section 3(11) or Section 4(2) and Rule 506 of Regulation D, as promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Initially, the Convertible Note matured on March 22, 2013 and bore an interest rate of 6% per annum. These terms were subsequently amended as described below. Interest only payments are payable monthly in arrears and on the maturity date, and the principal amount is payable on the maturity date. Events of default under the Convertible Note include, among other events, a change of control transaction and a default under any other debenture or any instrument evidencing an indebtedness in an amount exceeding $50,000. The Convertible Note may be redeemed at the option of the issuer at any time prior to the maturity date, and is required to be redeemed upon an event of default. In the event that Earth911 or any of its subsidiaries or affiliated companies closes a financing or funding transaction exceeding $100,000, at the election of Stockbridge, certain percentages of the proceeds of such transaction shall be applied to redeem the outstanding amounts of the Convertible Note’s principal. The Convertible Note was convertible into Earth911 Common Stock at $1.00 per share prior to the maturity date and $0.50 per share after the maturity date (the “Fixed Conversion Price”), subject to a downward formula-based adjustment for future issuances of Earth911 Common Stock or stock equivalents under certain conditions whereby the issue price is lower than the conversion price in effect immediately prior to such issue or sale. In the event that Earth911 Common Stock was listed on certain U.S. exchanges (a “Triggering Event”), the conversion price would have been the lower of the Fixed Conversion Price or the average closing bid price during the ten trading days immediately preceding the conversion date (the “Market Conversion Price”). The conversion price of the Convertible Note and the definition of a Triggering Event were subsequently amended as described below.

Warrant 1-1 was exercisable at $1.00 per share of Earth911 Common Stock preceding a Triggering Event, and as of any exercise date following a Triggering Event, the lower of $1.00 or the average closing bid during the ten trading days immediately preceding the exercise date. These terms were subsequently amended as described below. The exercise price is also subject to a downward formula-based adjustment for future issuances of common stock or stock equivalents under certain conditions whereby the issue price is lower than the exercise price in effect immediately prior to such issue or sale. The Contingent Warrants were exercisable at $0.50 per common share preceding a Triggering Event, and as of any exercise date following a Triggering Event, the lower of $0.50 or the average closing bid price during the ten trading days immediately preceding the exercise date. The exercise price is also subject to a downward formula-based adjustment for future issuances of common stock or stock equivalents under certain conditions whereby the issue price is lower than the exercise price in effect immediately prior to such issue or sale. Warrant 1-1 and the Contingent Warrants will expire five years from the date of issuance.

Contemporaneously with the Purchase Agreement, Earth911 and certain of its subsidiaries entered into (i) a Security Agreement, pursuant to which the grantors named therein granted a security interest in the Pledged Property (as defined therein) (the “Security Agreement”), (ii) a Security Agreement, pursuant to which Earth911 granted a security interest in the Patent Collateral (as defined therein) (the “Patent Security Agreement”), and (iii) a Guaranty, pursuant to which the guarantors named therein guaranteed the Obligations (as defined in the Purchase Agreement) of Earth911 (the “Guaranty”). The Purchase Agreement, the Convertible Note, the Security Agreement, the Patent Security Agreement, the Guaranty, Warrant 1-1, and the Contingent Warrants, all as amended, shall be collectively referred to herein as the “Original Note Documents.”

On October 10, 2012, Earth911 and Stockbridge executed an Allonge to Senior Secured Convertible Note (the “Allonge”), pursuant to which the parties agreed to modify certain terms of the Convertible Note, the Purchase Agreement, Warrant 1-1, and the Contingent Warrants. The Allonge amended and restated certain provisions the Convertible Note to (i) increase the principal amount to $3,000,000, (ii) extend the maturity date to October 1, 2014, (iii) change the interest rate to 9% per annum, as well as change the basis upon which the interest is calculated, and (iv) change the Fixed Conversion Price to $0.50 per share prior to the maturity date and $0.25 per share after the maturity date. The Allonge decreased the exercise price of Warrant 1-1 to $0.50 per share if exercised prior to a Triggering Event or to the lower of $0.50 per share or the average closing bid price during the ten trading days immediately preceding the exercise date if exercised after a Triggering Event. Finally, the Allonge amended the exercisable dates of Warrant 1-2, Warrant 1-3, and Warrant 1-4 to be exercisable 30 months, 33 months, and 36 months, respectively, following the issuance date of the Contingent Warrants. These terms were subsequently amended as described below.

To effect the changes in the Allonge, Earth911 issued to Stockbridge (i) an additional warrant to purchase 4,000,000 shares of Earth911 Common Stock (“Warrant 1-5,” and together with the Allonge, the “Allonge Documents”), and (ii) 100,000 shares of Earth911 Common Stock. Warrant 1-5 is exercisable at or after the date of the Allonge, and is in the same form as Warrant 1-1, as amended by the Allonge. Warrant 1-5 will expire five years from the date of issuance.

On October 17, 2012, Infinity Resources Holdings Corp. (“Infinity”) closed a merger transaction with Earth911 (the “Merger”), pursuant to an Agreement and Plan of Merger, dated as of May 21, 2012, as subsequently amended (the “Merger Agreement”), in accordance with which Earth911 became a wholly owned subsidiary of Infinity. Pursuant to the Merger Agreement, the options and warrants of Earth911 were exchanged and converted into options and warrants for the purchase of Infinity’s common stock (“Infinity Common Stock”). The warrants converted in the Merger were converted into warrants to acquire the number of shares of Infinity Common Stock (the “Converted Warrants”) equal to the product of (i) the number of shares of Earth911 Common Stock subject to such warrant immediately prior to the effective date of the Merger, multiplied by (ii) the Conversion Rate (as defined in the Merger Agreement). The exercise price per share of the Converted Warrants will equal the quotient of (i) the exercise price of such warrant immediately prior to the effective date of the Merger, divided by (ii) the Conversion Rate (as defined in the Merger Agreement). Pursuant to the terms of the Allonge, Warrant 1-5 was explicitly excluded from the application of the Conversion Rate.

On March 29, 2013, Earth911 and Stockbridge entered into a Second Allonge to Senior Secured Convertible Note (the “Second Allonge”), pursuant to which the parties agreed to (i) amend all references to common stock, options, warrants, warrant shares, or convertible securities of Earth911 in the Original Note Documents and the Allonge Documents to common stock, options, warrants, warrant shares, or convertible securities, respectively, of Infinity, and (ii) expand all references to a “Triggering Event” in the Original Note Documents and the Allonge Documents to include any exchanges on which the Infinity Common Stock may be listed or quoted for trading. The parties also (i) amended how the fair market value of the Infinity Common Stock, on the date of exercise, would be defined in a formula used to calculate the net number of shares that Stockbridge would receive upon a cashless exercise, (ii) extended the maturity date of the Convertible Note to October 1, 2015, (iii) revised the terms of Warrant 1-5 to apply the Conversion Rate from the Merger to the number of shares of Infinity Common Stock underlying Warrant 1-5 and the exercise price at which such shares would be issued upon the exercise date, and (iv) amended the exercisable dates of Warrant 1-2, Warrant 1-3, and Warrant 1-4 to be exercisable 42 months, 45 months, and 48 months, respectively, following the issuance date of the Contingent Warrants. Finally, Stockbridge retroactively agreed to waive its right to effect a partial conversion of the Convertible Note, with such waiver to be effective for a period of 12 months from October 17, 2012.

To effect the changes in the Second Allonge, Infinity issued to Stockbridge an additional warrant to purchase 500,000 shares of Infinity Common Stock (“Warrant 1-6,” and together with the Second Allonge, the “Second Allonge Documents”). Warrant 1-6 is exercisable at or after the date of the Second Allonge, and is in the same form as Warrant 1-5, as amended by the Second Allonge. Warrant 1-6 will expire five years from the date of issuance. Pursuant to the Second Allonge, Stockbridge agreed to exercise Warrant 1-1, Warrant 1-5, and Warrant 1-6 on a cashless exercise basis prior to April 1, 2013.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Original Note Documents, the Allonge Documents, and the Second Allonge Documents, and is subject to and qualified in its entirety by reference to the full text of such Original Note Documents, Allonge Documents, and Second Allonge Documents, which are filed herewith as Exhibits 10.7, 10.8, and 10.9, respectively, and are incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

On March 22, 2012, pursuant to the Purchase Agreement, Earth911 issued to Stockbridge the Convertible Note, the Warrant 1-1, and the Contingent Warrants, the terms of which were subsequently amended. Pursuant to the Allonge, on October 10, 2012, Earth911 issued 100,000 shares of common stock and Warrant 1-5 to Stockbridge. Pursuant to the Second Allonge, Infinity issued Warrant 1-6 to Stockbridge. Warrant 1-1, the Contingent Warrants, Warrant 1-5, and Warrant 1-6 are collectively referred to herein as the “Warrants.” Issuance of the foregoing common stock, the Convertible Note, and the Warrants was conducted as described in Item 2.03 of this Current Report on Form 8-K and as set forth in the exhibits attached hereto and incorporated herein by reference.

The Convertible Note, the Warrants, the shares of common stock underlying the Convertible Note and the Warrants, and the shares of common stock issued in these private placements were exempt from registration as a sale by an issuer not involving a public offering and under Regulation D promulgated pursuant to the Securities Act. The Convertible Note, the Warrants, the shares of common stock underlying the Convertible Note and the Warrants, and the shares of common stock were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 3(11), Section 4(2), and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits
10.7	Securities Purchase Agreement, dated March 22, 2012, by and between Earth911, Inc. and Stockbridge Enterprises, L.P., including the note and warrants issued thereunder

10.8	Allonge to Senior Secured Convertible Note, dated October 10, 2012, by and between Earth911, Inc. and Stockbridge Enterprises, L.P., including the warrant issued thereunder

10.9	Second Allonge to Senior Secured Convertible Note, dated March 29, 2013, by and between Earth911, Inc. and Stockbridge Enterprises, L.P., including the warrant issued thereunder

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2013	INFINITY RESOURCES HOLDINGS CORP.

	By:	/s/ Barry Monheit
Barry Monheit
President and Chief Executive Officer

EXHIBIT INDEX

10.7	Securities Purchase Agreement, dated March 22, 2012, by and between Earth911, Inc. and Stockbridge Enterprises, L.P., including the note and warrants issued thereunder

10.8	Allonge to Senior Secured Convertible Note, dated October 10, 2012, by and between Earth911, Inc. and Stockbridge Enterprises, L.P., including the warrant issued thereunder

10.9	Second Allonge to Senior Secured Convertible Note, dated March 29, 2013, by and between Earth911, Inc. and Stockbridge Enterprises, L.P., including the warrant issued thereunder